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                       COMMERCIAL FEDERAL CORPORATION
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              (Name of Registrant as Specified in Its Charter)

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         4)   Date Filed:



                     [Letterhead of Commercial Federal Bank]


         November 9, 1995


         TO:       All Employees

         FROM:     William A. Fitzgerald

         RE:       November 21 Annual Meeting



         Our annual meeting is fast approaching, and I wanted to provide everyone with a simple reminder as to the proper procedures for voting their stock. Remember, no matter how many shares you own, your vote is important. If you don't return your card, your shares will not be voted, so please act today.

         To support your Board, the rules are simple. Please follow without exception these two simple steps:

         1. PLEASE MARK, SIGN AND MAIL YOUR WHITE COMMERCIAL FEDERAL PROXY AND VOTING INSTRUCTION CARD (FOR PLAN PARTICIPANTS) IN THE ENVELOPE PROVIDED. DO SO FOR EACH ACCOUNT YOU MAINTAIN.

         2. DO NOT RETURN ANY BLUE PROXY CARDS SENT TO YOU BY CAI, NOT EVEN AS A VOTE OR PROTEST.

                   IF YOU RETURN A CAI BLUE CARD, EVEN IF YOU VOTE TO "WITHHOLD AUTHORITY," IT WILL CANCEL ANY PREVIOUSLY EXECUTED WHITE CARD. IN A PROXY CONTEST ONLY THE LATEST DATED CARD WILL COUNT. TO SUPPORT YOUR BOARD, IMMEDIATELY DISCARD ANY BLUE CARDS YOU RECEIVE.

         If you own shares in the name of a brokerage firm, only your broker can vote your shares on your behalf and only after receiving your specific instructions. Please call your broker and instruct him/her to execute a Commercial Federal WHITE card on your behalf. You should also promptly mark, sign, date and mail your WHITE card when you receive it from your broker. Please do so for each separate account you maintain.

         Your vote is important, regardless of the number of shares owned. Please vote today and thanks for your help.

         If you have any questions or require assistance in voting your shares, please call Stan Blakey at extension 1253.

              Corporate Headquarters
              P.O. Box 1103
              2120 South 72nd Street
              Omaha, Nebraska  68101
              (402) 554-9200
              A Federal Savings Bank